                                   EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2002, hereby constitutes and appoints Richard A. Goldstein, Stephen A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 11th day of March 2003.





                            /s/ MARGARET HAYES ADAME
                           --------------------------
                                Margaret Hayes Adame

                                POWER OF ATTORNEY

The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2002, hereby constitutes and appoints Richard A. Goldstein, Stephen A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 11th day of March 2003.





                                /s/GUNTER BLOBEL
                               ------------------
                                   Gunter Blobel

                                POWER OF ATTORNEY

The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2002, hereby constitutes and appoints Richard A. Goldstein, Stephen A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 11th day of March 2003.





                               /s/ J. MICHAEL COOK
                             ---------------------
                                   J. Michael Cook

                                POWER OF ATTORNEY

The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2002, hereby constitutes and appoints Richard A. Goldstein, Stephen A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 11th day of March 2003.





                             /s/ PETER A. GEORGESCU
                            ------------------------
                                 Peter A. Georgescu

                                POWER OF ATTORNEY

The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2002, hereby constitutes and appoints Richard A. Goldstein, Stephen A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 11th day of March 2003.





                             /s/ ARTHUR C. MARTINEZ
                            ------------------------
                                 Arthur C. Martinez

                                POWER OF ATTORNEY

The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2002, hereby constitutes and appoints Richard A. Goldstein, Stephen A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 11th day of March 2003.





                           /s/ HENRY P. VAN AMERINGEN
                          ----------------------------
                               Henry P. van Ameringen

                                POWER OF ATTORNEY

The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Year Ended December 31, 2002, hereby constitutes and appoints Richard A. Goldstein, Stephen A. Block and Douglas J. Wetmore his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such Annual Report, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do so and to perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of his (her) said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand this 11th day of March 2003.





                          /s/ WILLIAM D. VAN DYKE, III
                          ----------------------------
                              William D. Van Dyke, III